UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

January 2, 2025 (December 30, 2024)

Date of report (date of earliest event reported)

Nordicus Partners Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 South Beverly Dr., Suite 505, Beverly Hills, CA 90212
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

3651 Lindell Road, Suite D565, Las Vegas, NV, 89103
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2024, Nordicus Partners Corporation (the “Company”) issued a warrant, dated as of December 30, 2024 (the “Warrant”), to purchase 1,000,000 shares (the “Warrant Shares”) of its common stock, par value $0.001 per share (“Common Stock”) to GK Partners ApS (the “Investor”), a private investor located in Denmark. The Warrant expires on December 31, 2025.

The exercise price of the Warrant is the greater of (i) $8.91 and (ii) the VWAP on the trading date preceding the date the corresponding Expiration Notice is delivered to the Company. For purposes of the Warrant:

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB or the OTCQX (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for the 10 Trading Days immediately preceding such date on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported for the 10 Trading Days immediately preceding such date, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of this Warrant then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Warrant and the Warrant Shares issuable upon exercise of the Warrant were and will be sold in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and Regulation S under the Securities Act, based in part on the representations of the Investor. There were no sales commissions paid pursuant to this transaction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Warrant dated as of December 30, 2024 issued by Nordicus Partners Corporation to GK Partners ApS.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 2, 2025	Nordicus Partners Corporation

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer